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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that each of the several directors of F.N.B. Corporation (the "Corporation") whose signatures appear below, hereby makes, constitutes and appoints Stephen J. Gurgovits and James G. Orie his true and lawful attorney with power to act without any other, to sign in his name and on his behalf, in the undersigned's capacity as a director of the Corporation, (i) a Registration Statement of the Corporation on Form S-3 (including any pre- or post-effective amendments thereto) with respect to the registration of up to 2,000,000 shares of the Corporation's common stock pursuant to the Corporation's Dividend Reinvestment and Direct Stock Purchase Plan, and (ii) one or more post-effective amendments to the Registration Statement on Form S-3 of the Corporation relating to registration of $350,000,000 of the Corporation's subordinated notes.

         IN WITNESS WHEREOF, each of the undersigned directors of the Corporation has hereunto set his hand as of the date indicated below. This power of attorney may be executed in counterparts which, when taken together, shall constitute a single original thereof.

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
/s/ Peter Mortensen                                    December 15, 2003
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Peter Mortensen


/s/ Stephen J. Gurgovits                              December 15, 2003
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Stephen J.Gurgovits


/s/ William B. Campbell                               December 15, 2003
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William B. Campbell


/s/ Henry M. Ekker                                    December 15, 2003
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Henry M. Ekker



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Harry F. Radcliffe


/s/ William J. Strimbu                                December 15, 2003
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William J. Strimbu


/s/ Earl K. Wahl, Jr.                                 December 15, 2003
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Earl K. Wahl, Jr.


/s/ Archie O. Wallace                                 December 15, 2003
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Archie O. Wallace


/s/ Robert B. Wiley                                   December 15, 2003
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Robert B. Wiley


/s/ John W. Ballantine                                December 15, 2003
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John W. Ballantine


/s/ Robert B. Goldstein                               December 15, 2003
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Robert B. Goldstein


/s/ John W. Rose                                      December 15, 2003
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John W. Rose
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